UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 3, 2007

Perot Systems Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22495	75-2230700
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2300 West Plano Parkway, Plano, Texas		75075
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-577-0000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Vice President and Chief Operating Officer

On August 3, 2007, the Board of Directors of Perot Systems Corporation (the "Company") elected and appointed Russell Freeman Vice President and Chief Operating Officer of the Company, effective August 15, 2007. Mr. Freeman, age 43, has served as Vice President and Chief Financial Officer of the Company since August 2000. In connection with Mr. Freeman’s appointment as Vice President and Chief Operating Officer, Mr. Freeman’s base salary has been increased to $500,000 and his target bonus under the Company’s annual bonus program has been increased to 85%.

Appointment of Vice President and Chief Financial Officer

On August 3, 2007, the Board of Directors of the Company elected and appointed John Harper Vice President and Chief Financial Officer, effective August 15, 2007, to fill the vacancy created by the promotion of Mr. Freeman. Mr. Harper, age 45, has served as Vice President and Director of Corporate Development of the Company since August 2000. In connection with Mr. Harper’s appointment as Vice President and Chief Financial Officer, Mr. Harper’s base salary has been increased to $355,000 and his target bonus under the Company’s annual bonus program has been increased to 75%. In addition, in connection with such appointment, Mr. Harper’s Change-In-Control Severance Agreement, the form of which is filed as Exhibit 10.1 to this Form 8-K (the "Agreement"), is being amended to (i) increase the cash severance payment due upon termination by the Company without cause (as defined in the Agreement) or by Mr. Harper for good reason (as defined in the Agreement) following a change in control of the Company to an amount equal to two times the sum of Mr. Harper’s base salary and a contractual bonus allowance and (ii) increase Mr. Harper’s contractual bonus allowance under the Agreement to 70% of his base salary.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit Number - Description

10.1 - Form of Change-in-Control Severance Agreement (Incorporated by reference to Exhibit 10.40 of the Company’s Quarterly Report on Form 10-Q filed August 1, 2006.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perot Systems Corporation

August 9, 2007	By:	Rex C. Mills

Name: Rex C. Mills
Title: Assistant Secretary